Ameritas Life Insurance Corp. of New York

("Ameritas Life of NY")

Ameritas Life of NY Separate Account VUL

Supplement to:

Overture Encore! II

Prospectus Dated May 1, 2012

Supplement Dated May 1, 2019

1.       The following language is added to your prospectus:

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your policy will no longer be sent by mail, unless you specifically request paper copies of the reports from Ameritas Life of NY. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by:

1.	Calling our Customer Service Center at 877-280-6110, or

2.	Visiting AmeritasNY.com and following these instructions:
•	Click on Account Access in the top right corner.
•	Select Life/Annuities/Disability and click Client Login.
•	If you are already registered for Account Access:
o	Click on your variable policy number;
o	Select the Electronic Consent tab and click Accept to indicate your preference for electronic information.
•	If you are not already registered:
o	Select Register Now and follow the simple registration prompts. You’ll need your policy number, Social Security Number or tax identification number, and date of birth.
o	Select the Electronic Consent tab and click Accept to indicate your preference for electronic information.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling our Customer Service Center at 877-280-6110. Your election to receive reports in paper will apply to all portfolio companies available under your policy.

2.       Disclosure relating to Portfolio Company Operating Expenses is revised to include the following:

Some portfolios may also pay 0.05 to 0.25 percent of annual portfolio assets for us to provide shareholder support and marketing services. More detail concerning each portfolio company's fees and expenses is contained in the prospectus for each portfolio company.

3.       Please see the fund prospectuses for more information about subaccount underlying portfolios, including portfolio operating expenses for the year ended December 31, 2018.

All other provisions remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp. of New York.

If you do not have a current prospectus, please contact Ameritas Life of NY at 877-280-6110.

IN 2340 NY 5-19